Q2 FY20 Conference Call February 4, 2020

Forward Looking Statements and Financial Presentation This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including our guidance and expectations regarding future revenue, earnings per share, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) continued decline of average selling prices across our businesses; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production, quality and delivery requirements for our forecasted demand; (e) inherent uncertainty related to global markets, including the impact of the coronavirus outbreak, and the effect of such markets on demand for our products; (f) changes in customer demand; (g) our ability to attract and retain new customers, particularly in the 3D sensing market; (h) the risk that synergies and non- GAAP earnings accretion related to the acquisition of Oclaro will not be realized or realized to the extent anticipated or that Lumentum will incur significant costs to achieve such synergies; (i) the risk that Lumentum’s financing or operating strategies will not be successful; and (j) disruption related to the integration of Oclaro making it more difficult to maintain customer, supplier, key personnel and other strategic relationships. All forward-looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities. For more information on these risks, please refer to the "Risk Factors" section included in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 28, 2019 as filed with the Securities and Exchange Commission, and in our other filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2019. In addition, the results contained in this presentation are valid only as of today’s date except where otherwise noted. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law. Unless otherwise stated, all financial results and projections are on a non-GAAP basis. Our GAAP results, details about our non- GAAP financial measures, and a reconciliation between GAAP and non-GAAP results can be found in our fiscal second quarter 2020 earnings press release which is available on our web site, www.lumentum.com, under the investors section. We have not provided reconciliations from GAAP to non-GAAP measures for our outlook. A large portion of non-GAAP adjustments, such as restructuring charges, stock-based compensation, acquisition-related costs, non-cash income tax expense and credits, transferring product lines to new production facilities, amortization of fair value adjustments, impairment charges, inventory write down due to plans to exit certain product lines, and other costs and contingencies unrelated to current and future cash flows, are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future. © 2020 Lumentum Operations LLC 2

Q2 FY20 Results (GAAP) $ in millions Q2 FY20 Q1 FY20 Q2 FY19 except for EPS, % of revenue Revenue $457.8 $449.9 $373.7 Gross Margin 189.1 41.3% 167.7 37.3% 124.8 33.4% Operating Expenses 114.3 25.0% 107.9 24.0% 113.3 30.3% Operating Income 74.8 16.3% 59.8 13.3% 11.5 3.1% Diluted EPS $0.63 $0.61 $0.08 Diluted Shares-M 78.0 77.6 67.8 © 2020 Lumentum Operations LLC 3

Q2 FY20 Results (Non-GAAP) $ in millions Q2 FY20 Q1 FY20 Q2 FY19 except for EPS, % of revenue Revenue $457.8 $449.9 $373.7 Gross Margin 216.8 47.4% 206.1 45.8% 149.7 40.1% Operating Expenses 84.8 18.5% 83.4 18.5% 67.5 18.1% Operating Income 132.0 28.8% 122.7 27.3% 82.2 22.0% Diluted EPS $1.53 $1.44 $1.15 Diluted Shares-M 78.0 77.6 67.8 © 2020 Lumentum Operations LLC 4

Q2 FY20 Segment Results Q2 FY20 Q1 FY20 Q2 FY19 $ in millions Revenue $457.8 $449.9 $373.7 Optical Communications $ 409.4 416.1 325.4 Telecom & Datacom 266.3 248.1 205.9 Industrial & Consumer(1) 143.1 168.0 119.5 Commercial Lasers 48.4 33.8 48.3 Gross Margin (Non-GAAP) 47.4% 45.8% 40.1% Optical Communications 48.0% 46.1% 39.7% Commercial Lasers 42.1% 42.0% 42.7% (1) Industrial & Consumer contains 3D sensing revenues as well as diode lasers sold into industrial applications. © 2020 Lumentum Operations LLC 5

Balance Sheet Selected Items Q2 FY20 Q1 FY20 $ in millions Cash and Short-term Investments $1,315.6 $830.9 Working Capital(1) 263.2 275.5 Property, Plant & Equipment, net 421.0 436.7 Total Assets 3,221.2 2,867.8 Total Liabilities 1,539.6 1,306.5 Shareholder’s Equity 1,681.6 1,561.3 (1) Working capital excluding cash and short-term investments. © 2020 Lumentum Operations LLC 6

Q3 FY20 Guidance (Non-GAAP) Guidance is based on our expectations as of today and will not be updated or confirmed as of any other date Includes an approximate $15-$20 million revenue reduction at the mid-point due to the anticipated impact of Coronavirus Q2 FY20 Q3 FY20 $ in millions Actual Guidance except for EPS, % of revenue Revenue $457.8 $400 - $425 Operating Margin 28.8% 21% – 23% Diluted EPS $1.53 $1.00 - $1.17 . Revenue projection assumes: – Telecom & Datacom increases Q/Q due to telecom and chip sales to transceiver customers – Industrial & Consumer declines Q/Q driven by a seasonal >20% decline in 3D sensing – Commercial lasers decreases Q/Q due to customer seasonality . Discontinued Telecom & Datacom product lines: – Expect largest remaining decline of $10-15 million to occur in Q4FY20 © 2020 Lumentum Operations LLC 7